                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                             SANMINA-SCI CORPORATION

                            OFFER FOR ALL OUTSTANDING
   10.375% SENIOR SECURED NOTES DUE JANUARY 15, 2010 AND ASSOCIATED GUARANTEES
                                 IN EXCHANGE FOR
  10.375% SENIOR SECURED NOTES DUE JANUARY 15, 2010 AND ASSOCIATED GUARANTEES,
                           WHICH HAVE BEEN REGISTERED
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED

              PURSUANT TO THE PROSPECTUS, DATED ____________, 2003

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________________, 2003, UNLESS EXTENDED. TENDERS OF ORIGINAL NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                  The exchange agent for the exchange offer is:

                         U.S. BANK NATIONAL ASSOCIATION

                             Facsimile Transmission:
                        (for eligible institutions only):
                                 (213) 362-7357

                            To Confirm by Telephone:
                                 (213) 362-7338

                By Hand and Overnight Delivery or Certified Mail:

                                    U.S. Bank
                             Corporate Trust Service
                              180 East Fifth Street
                               St. Paul, MN 55101
                            Attn: Specialized Finance
                             Sanmina-SCI Corporation
                10.375% Senior Secured Notes Due January 15, 2010

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges that he or she has received the prospectus, dated __________, 2003, of Sanmina-SCI Corporation, a Delaware corporation, which we refer to as Sanmina-SCI in this letter, and this letter of transmittal, which together constitute Sanmina-SCI's offer to exchange, which we refer to as the exchange offer in this letter, an aggregate principal amount of up to $750,000,000 of Sanmina-SCI's 10.375% Senior Secured Notes due January 15, 2010 and associated guarantees, which we collectively refer to as the exchange notes in this letter, which have been registered under the Securities Act of 1933, as amended, which we refer to as the Securities Act in this letter, for a like principal amount of Sanmina-SCI's issued and outstanding 10.375% Senior Secured Notes due January 15, 2010 and associated guarantees, which we collectively refer to as the original notes in this letter, from the registered holders thereof. We refer to this letter of transmittal as this letter.

         For each original note accepted for exchange, the holder of such original note will receive an exchange note having a principal amount equal to that of the surrendered original note. The exchange notes will bear interest from the most recent date to which interest has been paid on the original notes or, if no interest has been paid on the original notes, from December 23, 2002. As a result, registered holders of exchange notes on the relevant record date for the first interest payment date following the consummation of the exchange offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from December 23, 2002. Original notes accepted for exchange will cease to accrue interest from and after the closing date of the exchange offer. Holders of original notes whose original notes are accepted for exchange will not receive any payment in respect of accrued interest on such original notes otherwise payable on any interest payment date the record date for which occurs on or after the closing date of the exchange offer.

         This letter is to be completed by a holder of original notes if certificates for original notes are to be forwarded with this letter. Original notes tendered by book-entry transfer by holders of original notes in book-entry form must be made by delivering an agent's message transmitted by the Depository Trust Company, which we refer to as DTC in this letter, pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the prospectus in lieu of this letter. The term "agent's message" means a message, transmitted by DTC to, and received by, the exchange agent and forming a part of a book-entry confirmation (as defined below), which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agreed to be bound by the terms and conditions of the exchange offer, including the representations and warranties contained in this letter, as set forth in the prospectus and this letter and that Sanmina-SCI may enforce this letter against such participant. Holders of original notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their original notes into the exchange agent's account at DTC, which we refer to as a book-entry confirmation in this letter, and all other documents required by this letter to the exchange agent on or prior to the expiration date, must tender their original notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the prospectus. See Instruction 1.

         DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         The undersigned has completed the appropriate boxes below and signed this letter to indicate the action the undersigned desires to take with respect to the exchange offer. List below the original notes to which this letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of original notes should be listed on a separate signed schedule affixed hereto.

                                        DESCRIPTION OF ORIGINAL NOTES
---------------------------------------------------------------------------------------------------------
                                                 (1)                     (2)                   (3)
                                                                AGGREGATE PRINCIPAL   AGGREGATE PRINCIPAL
                                        CERTIFICATE NUMBER(S)         AMOUNT OF        AMOUNT OF ORIGINAL
NAME AND ADDRESS OF REGISTERED HOLDER   (DELIVERED HEREWITH)*      ORIGINAL NOTES       NOTES TENDERED**
---------------------------------------------------------------------------------------------------------
                                        -----------------------------------------------------------------

                                        -----------------------------------------------------------------

                                        -----------------------------------------------------------------
                                                TOTAL
---------------------------------------------------------------------------------------------------------

* Need not be completed if original notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the original notes indicated in column 2. See Instruction
     2. Original notes tendered hereby must be in denominations of $1,000 principal amount or any integral multiple thereof. See Instruction 1.

[ ] CHECK HERE IF CERTIFICATES REPRESENTING TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:__________________________________________________

Account Number:_________________________________________________________________

Transaction Code Number:________________________________________________________

By crediting the original notes to the exchange agent's account at DTC's Automated Tender Offer Program, which we refer to as ATOP in this letter, and by complying with applicable ATOP procedures with respect to the exchange offer, including transmitting to the exchange agent a computer-generated agent's message in which the holder of the original notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this letter, the participant in DTC confirms on behalf of itself and the beneficial owners of such original notes all provisions of this letter (including all representations and warranties) are applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this letter to the exchange agent. THERE IS NO REQUIREMENT TO DELIVER A COMPLETED LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT IN THE EXCHANGE OFFER IF A HOLDER IS TENDERING THEIR ORIGINAL NOTES HELD IN BOOK-ENTRY FORM IN THE EXCHANGE OFFER IN COMPLIANCE WITH APPLICABLE ATOP PROCEDURES AND AN AGENT'S MESSAGE IS PROPERLY DELIVERED.

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):________________________________________________

Window Ticket Number (if any):__________________________________________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________

Name of Institution Which Guaranteed Delivery:__________________________________

IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

Account Number:_________________________________________________________________

Transaction Code Number:________________________________________________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:___________________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

The undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of exchange notes. If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for original notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that such original notes were acquired by such broker-dealer as a result of market-making or other trading activities and, that it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction, including the delivery of a prospectus that contains information with respect to any selling holder required by the Securities Act in connection with any resale of the exchange notes. However, by acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive exchange notes, it represents that the original notes to be exchanged for the exchange notes were acquired as a result of market-making activities or other trading activities.

                     NOTE: SIGNATURE MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to Sanmina-SCI the aggregate principal amount of original notes indicated above. Subject to, and effective upon, the acceptance for exchange of the original notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, Sanmina-SCI all right, title and interest in and to such original notes as are being tendered hereby.

         The undersigned hereby irrevocably constitutes and appoints the exchange agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered original notes, with full power of substitution, among other things, to cause the original notes to be assigned, transferred and exchanged.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the original notes, and to acquire exchange notes issuable upon the exchange of such tendered original notes, and that, when the same are accepted for exchange, Sanmina-SCI will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by Sanmina-SCI. The undersigned hereby further represents that:

         (1) any exchange notes received by the undersigned will be received in the ordinary course of business,

         (2) the undersigned will have no arrangement or understanding with any person to participate in the distribution of the original notes or the exchange notes within the meaning of the Securities Act,

         (3) the undersigned is not an "affiliate" (as such term is defined in Rule 501(b) of Regulation D of the Securities Act) of Sanmina-SCI, or if the undersigned is an affiliate, then the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable,

         (4) it is not engaged in, and does not intend to engage in, the distribution of the exchange notes, and

         (5) if the undersigned is a broker-dealer, then it will receive the exchange notes for its own account in exchange for the original notes that were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of the exchange notes.

         The undersigned acknowledges that this exchange offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission, which we refer to as the SEC in this letter, as set forth in no-action letters issued to third parties, that the exchange notes issued pursuant to the exchange offer in exchange for the original notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of Sanmina-SCI within the meaning of Rule 501(b) of Regulation D of the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such exchange notes. However, the SEC has not considered the exchange offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the exchange offer as in other circumstances. The undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of exchange notes and has no arrangement or understanding to participate in a distribution of exchange notes. If any holder is an affiliate of Sanmina-SCI, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the exchange notes to be acquired pursuant to the exchange offer, such holder:

         (1) could not rely on the applicable interpretations of the staff of the SEC and

         (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

         If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for original notes, it represents that the original notes to be exchanged for the exchange notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such exchange notes. However, by acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. By tendering, the undersigned further represents to Sanmina-SCI that:

         (1) the undersigned and each beneficial owner acknowledge and agree that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, or is participating in the exchange offer for the purpose of distributing the exchange notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the exchange notes acquired by such person and cannot rely on the position of the staff of the SEC set forth in certain no-action letters, and

         (2) the undersigned and each beneficial owner understand that a secondary resale of the original notes acquired by the undersigned directly from Sanmina-SCI should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC.

         The undersigned acknowledges that Sanmina-SCI's acceptance of original notes validly tendered for exchange pursuant to any one of the procedures described in the section of the prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and Sanmina-SCI upon the terms and subject to the conditions of the exchange offer.

         The undersigned will, upon request, execute and deliver any additional documents deemed by Sanmina-SCI to be necessary or desirable to complete the sale, assignment and transfer of the original notes tendered hereby. All authority conferred or agreed to be conferred in this letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal Rights" section of the prospectus.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the exchange notes (and, if applicable, substitute certificates representing original notes for any original notes not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the exchange notes (and, if applicable, substitute certificates representing original notes for any original notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Original Notes."

THE UNDERSIGNED, BY COMPLETING THE TABLE ENTITLED "DESCRIPTION OF ORIGINAL NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES, AS SET FORTH IN SUCH TABLE ABOVE. PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE TABLE ABOVE.

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if original notes are exchanged and/or exchange notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this letter of transmittal above.

Issue: (please check one or more)

[ ]  exchange notes
[ ]  original notes
in the name of:

Name(s)_________________________________________________________________________
                             (Please Type or Print)

________________________________________________________________________________
                             (Please Type or Print)

Address:
         _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                   (Zip Code)

TIN
    ____________________________________________________________________________
                           (Social Security Number or
                         Employer Identification Number)

                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if certificates for original notes not exchanged and/or exchange notes are to be delivered to someone other than the person or persons whose signature(s) appear(s) on this letter of transmittal above or to such person or persons at an address other than that shown in the table entitled "Description of Original Notes" above.

Mail: (please check one or more)

[ ]  exchange notes
[ ]  original notes
to:

Name(s)_________________________________________________________________________
                             (Please Type or Print)

________________________________________________________________________________
                             (Please Type or Print)

Address:________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                   (Zip Code)

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), OR AN AGENT'S MESSAGE IN LIEU THEREOF PURSUANT TO DTC'S ATOP SYSTEM (TOGETHER WITH THE CERTIFICATES EVIDENCING ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION, AS APPLICABLE, AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

         IN ORDER TO VALIDLY TENDER ORIGINAL NOTES FOR EXCHANGE NOTES, HOLDERS OF ORIGINAL NOTES IN CERTIFICATED FROM THAT WISH TO TENDER THEIR ORIGINAL NOTES FOR EXCHANGE NOTES IN THE EXCHANGE OFFER MUST COMPLETE, EXECUTE AND DELIVER THIS LETTER OF TRANSMITTAL.

         Except as stated in the prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the prospectus, this tender for exchange of original notes is irrevocable.

                                PLEASE SIGN HERE
            (TO BE COMPLETED BY ALL TENDERING AND CONSENTING HOLDERS)
              [(ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)]

         By completing, executing and delivering this letter of transmittal, the undersigned hereby tenders the principal amount of the original notes listed above in the table labeled "Description of Original Notes" under the column heading "Aggregate Principal Amount of Original Notes Tendered" or, if nothing is indicated in such column, with respect to the entire aggregate principal amount represented by the original notes described in such table.

X_______________________________________________________________________________

X_______________________________________________________________________________
                              SIGNATURE(S) OF OWNER

Dated: _______________________ 2003

Area Code and Telephone Number:_________________________________________________

         If a holder is tendering original notes, this letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the original notes or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):________________________________________________________________________

________________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Capacity:_______________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

Tax Identification No.:_________________________________________________________

                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Institution:________________________________________________________
                             (AUTHORIZED SIGNATURE)

________________________________________________________________________________
                                     (TITLE)

________________________________________________________________________________
                                 (NAME AND FIRM)

Dated: _________________________________________, 2003

                                  INSTRUCTIONS

                   FORMING PART OF THE TERMS AND CONDITIONS OF
                  THE EXCHANGE OFFER OF SANMINA-SCI CORPORATION

1.       DELIVERY OF THIS LETTER AND ORIGINAL NOTES; GUARANTEED DELIVERY
PROCEDURES.

         This letter is to be completed by holders of original notes if certificates for original notes are to be forwarded with this letter. Original notes tendered by book-entry transfer by holders of original notes in book-entry form must be made by delivering an agent's message transmitted by the Depository Trust Company, which we refer to as DTC in this letter, pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the prospectus in lieu of this letter. The term "agent's message" means a message, transmitted by DTC to and received by the exchange agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the terms and conditions of the exchange offer, including the representations and warranties contained in this letter, as set forth in the prospectus and this letter and that Sanmina-SCI may enforce this letter against such participant. In the case of original notes held:

         (1) in certificated from, certificates for all physically tendered original notes as well as a properly completed and duly executed letter of transmittal (or manually signed facsimile of this letter) or

         (2) in book-entry form, by a book-entry confirmation and delivery of an agent's message,

and in either case any other documents required by this letter, must be received by the exchange agent at the address set forth herein on or prior to the expiration date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

         Holders whose certificates for original notes are not immediately available or who cannot deliver their certificates and all other required documents to the exchange agent on or prior to the expiration date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their original notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the prospectus. Pursuant to such procedures,

         (1)      such tender must be made through an eligible institution,

         (2) prior to 5:00 P.M., New York City time, on the expiration date, the exchange agent must receive from such eligible institution a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by Sanmina-SCI (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of original notes and the amount of original notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange, which we refer to as NYSE in this letter, trading days after the date of execution of the notice of guaranteed delivery, the certificates for all physically tendered original notes, in proper form for transfer, together with a properly completed and duly executed letter of transmittal (or facsimile of this letter) or a book-entry confirmation for original notes held in book-entry form together with an agent's message instead of this letter, as the case may be, with any required signature guarantees and any other documents required by this letter will be deposited by the eligible institution with the exchange agent, and

         (3) the certificates for all physically tendered original notes, in proper form for transfer, together with a properly completed and duly executed letter of transmittal (or facsimile of this letter) or a book-entry confirmation for original notes held in book-entry form together with an agent's message instead of this letter, as the case may be, with any required signature guarantees and all other documents required by this letter, are received by the exchange agent within three NYSE trading days after the date of execution of the notice of guaranteed delivery.

         The method of delivery of this letter, the original notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the exchange agent. If original notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the expiration date to permit delivery to the exchange agent prior to 5:00 P.M., New York City time, on the expiration date.

         See "The Exchange Offer" section of the prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

         If less than all of the original notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of original notes to be tendered in the box above entitled "Description of Original Notes -- Aggregate Principal Amount of Original Notes Tendered." A reissued certificate representing the balance of nontendered original notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this letter, promptly after the expiration date. ALL OF THE ORIGINAL NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this letter is signed by the registered holder of the original notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered original notes are owned of record by two or more joint owners, all of such owners must sign this letter.

         If any tendered original notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are different registrations of certificates.

         When this letter is signed by the registered holder or holders of the original notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the exchange notes are to be issued, or any untendered original notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an eligible institution.

         If this letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an eligible institution.

         If this letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Sanmina-SCI, proper evidence satisfactory to Sanmina-SCI of their authority to so act must be submitted.

         Endorsements on certificates for original notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm that is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an "eligible institution").

         Signatures on this letter need not be guaranteed by an eligible institution, provided the original notes are tendered: (i) by a registered holder of original notes (which term, for purposes of the exchange offer, includes any participant in the DTC system whose name appears on a security position listing as the holder of such original notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this letter, or (ii) for the account of an eligible institution.

4.       SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering holders of original notes should indicate in the applicable box the name and address to which exchange notes issued pursuant to the exchange offer and/or substitute certificates evidencing original notes not exchanged are to be issued or sent, if different from the name or address of the person signing this letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, such original notes not exchanged will be returned to the name and address of the person signing this letter.

5.       BACKUP AND NONRESIDENT WITHHOLDING

         A U.S. holder of exchange notes may be subject to backup withholding at a rate of 30% with respect to interest paid on the exchange notes and proceeds from the sale, exchange, redemption or retirement of the exchange notes. In order to avoid backup withholding, a U.S. holder of exchange notes should provide the exchange agent with such holder's correct Taxpayer Identification Number ("TIN") and other certifications on the Substitute Form W-9 enclosed with this Letter of Transmittal. If the shares are in more than one name or are not in the name of the actual owner, please consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute IRS Form W-9 for additional guidance on which number to report. If the holder does not have a TIN, the holder should write "Applied For" in the space provided for the TIN. If a U.S. holder does not provide a TIN within 60 days of a reportable payment, backup withholding at a rate of 30% may apply to such payment. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding may be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund from the Internal Revenue Service may be obtained.

         Certain holders (including, among others, corporations and non-U.S. holders) are exempt from these backup withholding and reporting requirements. However, non-U.S. holders may be subject to nonresident withholding on interest payments unless they provide a United States Internal Revenue Service Form W-8BEN or another appropriate version of Form W-8 and are otherwise eligible for the portfolio interest exception, as described in the prospectus relating to the original notes, and non-U.S. holders may in any case be subject to nonresident reporting on interest payments. Exempt persons who are U.S. holders should indicate their exempt status on Substitute Form W-9 by entering their correct TIN, marking the appropriate space, and signing and dating the Substitute Form W-9 in the space provided.

         A non-U.S. holder should submit to the exchange agent the appropriate version of Form W-8, properly completed, including certification of such individual's foreign status, and signed under penalty of perjury. Form W-8BEN is the version of Form W-8 most likely to apply to foreign persons claiming exemption from withholding. Non-U.S. holders should carefully read the instructions to Form W-8BEN and, if applicable, complete the required information, sign and date the Form W-8BEN and return the form to the exchange agent with the completed Letter of Transmittal. In certain cases, Form W-8BEN may not be the proper United States Internal Revenue Service form to be completed and returned, depending on the status of the foreign person claiming exemption from backup withholding. If you are a non-U.S. holder, you must complete and return the appropriate version of Form W-8. Form W-8BEN and other Forms W-8 are available from the exchange agent or from the Internal Revenue web site, at http://www.irs.gov.

         If the exchange agent is not provided with a properly completed Substitute Form W-9 or an IRS Form W-8BEN or other Form W-8, the holder may be subject to penalties imposed by the Internal Revenue Service. In addition, the Depositary may be required to withhold 30% of any reportable payment made to the holder with respect to exchange notes.

         PLEASE CONSULT YOUR ACCOUNTANT OR TAX ADVISOR FOR FURTHER GUIDANCE REGARDING THE COMPLETION OF SUBSTITUTE FORM W-9, FORM W-8BEN, OR ANOTHER VERSION OF FORM W-8 TO CLAIM EXEMPTION FROM WITHHOLDING, OR CONTACT THE EXCHANGE AGENT.

6.       TRANSFER TAXES.

         Sanmina-SCI will pay all transfer taxes, if any, applicable to the transfer of original notes to it or its order pursuant to the exchange offer. If, however, exchange notes and/or substitute original notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the original notes tendered hereby, or if tendered original notes are registered in the name of any person other than the person signing this letter, or if a transfer tax is imposed for any reason other than the transfer of original notes to Sanmina-SCI or its order pursuant to the exchange offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE ORIGINAL NOTES SPECIFIED IN THIS LETTER.

7.       WAIVER OF CONDITIONS.

         Sanmina-SCI reserves the absolute right to waive satisfaction of any or all conditions enumerated in the prospectus.

8.       NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of original notes, by execution of this letter or an agent's message in lieu thereof, shall waive any right to receive notice of the acceptance of their original notes for exchange.

         Neither Sanmina-SCI, the exchange agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of original notes nor shall any of them incur any liability for failure to give any such notice.

9.       MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES.

         Any holder whose original notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

10.      WITHDRAWAL RIGHTS.

         Tenders of original notes may be withdrawn at any time prior to 5:00 P.M., New York City time, on the expiration date.

         For a withdrawal of a tender of original notes to be effective, a written notice of withdrawal, or a properly transmitted "Request Message" through DTC's ATOP system, must be received by the exchange agent at the address set forth above prior to 5:00 P.M., New York City time, on the expiration date. Any such notice of withdrawal must

         (1) specify the name of the person having tendered the original notes to be withdrawn, which we refer to as the depositor in this letter,

         (2) identify the original notes to be withdrawn (including certificate number or numbers and the principal amount of such original notes),

         (3) contain a statement that such holder is withdrawing his election to have such original notes exchanged,

         (4) other than a notice through DTC's ATOP system, be signed by the holder in the same manner as the original signature on this letter by which such original notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the trustee with respect to the original notes register the transfer of such original notes in the name of the person withdrawing the tender and

         (5) specify the name in which such original notes are registered, if different from that of the depositor.

         If original notes have been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offer-Book--Entry Transfer" section of the prospectus, any notice of withdrawal must comply with the applicable procedures of DTC. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by Sanmina-SCI, whose determination shall be final and binding on all parties. Any original notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer and no exchange notes will be issued with respect thereto unless the original notes so withdrawn are validly retendered. Any original notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of original notes tendered by book-entry transfer into the exchange agent's account at DTC pursuant to the book-entry transfer procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the prospectus, such original notes will be credited to an account maintained with DTC for the original notes) as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn original notes may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., New York City time, on the expiration date.

11.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the prospectus and this letter, and requests for notices of guaranteed delivery and other related documents may be directed to the exchange agent, at the address and telephone number indicated above.

                  PAYOR'S NAME: U.S. BANK NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
SUBSTITUTE
FORM W-9                  NAME:

                          ADDRESS:

                          CHECK APPROPRIATE SPACE:
                          Individual/Sole Proprieter ___ Corporation ___ Partnership ___
                          Other (specify) __________________ Exempt from Backup Withholding

                          ----------------------------------------------------
DEPARTMENT OF THE         PART 1 -- PLEASE PROVIDE YOUR   Social Security
TREASURY                  TIN IN THE BOX AT RIGHT AND     number (or Individual
INTERNAL REVENUE SERVICE  CERTIFY BY SIGNING AND DATING   Taxpayer
                          BELOW                           Identification Number)
                                                          (If awaiting TIN,
                                                          write "Applied For")
                                                          _____________
                                                                       or
                                                          Employer
                                                          identification number
                                                          (If awaiting TIN,
                                                          write "Applied For")

                                                          _____________
                          ------------------------------------------------------
PAYOR'S REQUEST FOR       PART 2 -- Certification -- Under penalties of perjury,
TAXPAYER IDENTIFICATION   I certify that:
NUMBER (TIN)

                          (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

                          (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                          (3) I am a U.S. person (including a U.S. resident alien).

--------------------------------------------------------------------------------
Certification Instructions -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE_____________________________________ DATE_______________________, 2003

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU INDICATED IN PART 1 THAT
                           YOU ARE AWAITING A TIN.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days of the Payment Date the withholding amount will be remitted to the IRS.

SIGNATURE _____________________________________DATE_____________________________

                                       -1-